“LOGO”          BDO Kazakhstanaudit LLP

Building 56a -

Microdistrict 6,

Almaty city,

Republic Kazakhstan, 480036

Telephone: +7 3272-217/515, 282/583

Fax: +7 3272-501 304

E-mail:

audit@online.ru

To:  Big Sky Energy Corporation

This is to advise you that BDO Kazakhstanaudit LLP has performed client acceptance procedures and made a decision to accept Big Sky Energy Corporation as audit client and to conduct an audit for 2005.

With respect

/s/ Sapar Koshkimbaev

Sapar Koshkimbaev

Managing Partner - General Director

BDO Kazakhstanaudit